UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2007
TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of Principal Executive Office)
Registrant’s telephone number, including area code (305) 856-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On March 22, 2007, we entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto, relating to the public offering of up to 11,000,000 shares of our common stock, par value $.001 per share, at a price of $8.00 per share. We have granted the underwriters an option to purchase up to 1,500,000 additional shares of our common stock to cover over-allotments. We expect to receive net proceeds from this offering of approximately $82.6 million after deducting underwriting discounts and commissions and estimated transaction expenses payable by us of approximately $5.4 million. The shares of common stock are being offered and sold pursuant to our effective universal shelf registration statement on Form S-3 (Registration No. 333-140836) initially filed with the U.S. Securities and Exchange Commission on February 22, 2007, a preliminary prospectus supplement relating to the shares filed with the SEC on March 14, 2007, and a final prospectus supplement relating to the shares previously filed with the SEC. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the underwriting agreement is qualified in its entirety by reference to the full text of the underwriting agreement.
     On March 23, 2007, we issued a press release announcing the pricing terms of the public offering. A copy of this press release is filed as Exhibit 99.1 to, and incorporated by reference into, this report.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 22, 2007, by and among Terremark Worldwide, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto.

99.1	Press Release issued by Terremark Worldwide, Inc. on March 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: March 23, 2007	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 22, 2007, by and among Terremark Worldwide, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto.

99.1	Press Release issued by Terremark Worldwide, Inc. on March 23, 2007.